Exhibit 99.2USCB FINANCIAL HOLDINGSFirst Quarter

2022Earnings PresentationApril 29,

20221

Forward-Looking Statements

This presentation may contain statements that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. The words "may," "will," "anticipate," "should," "would," "believe," "contemplate," "expect," "aim," "plan," "estimate," "continue," and "intend," as well as other similar words and expressions of the future, are intended to identify forward-looking statements. These forward-looking statements include statements related to our projected growth, anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including anticipated internal growth.

These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from those anticipated in such statements. Potential risks and uncertainties include, but are not limited to:

- the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
- the COVID-19 pandemic and its impact on us, our employees, customers and third-party service providers, and the ultimate extent of the impacts of the pandemic and related government stimulus programs;
- our ability to successfully manage interest rate risk, credit risk, liquidity risk, and other risks inherent to our industry;
- the accuracy of our financial statement estimates and assumptions, including the estimates used for our credit loss reserve and deferred tax asset valuation allowance;
- the efficiency and effectiveness of our internal control environment;
- our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate;
- legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of the forthcoming implementation of the Current Expected Credit Losses ("CECL") standard;
- the effects of our lack of a diversified loan portfolio and concentration in the South Florida market, including the risks of geographic, depositor, and industry concentrations, including our concentration in loans secured by real estate;
- the concentration of ownership of our Class A common stock;
- fluctuations in the price of our Class A common stock;
- our ability to fund or access the capital markets at attractive rates and terms and manage our growth, both organic growth as well as growth through other means, such as future acquisitions;
- inflation, interest rate, unemployment rate, market, and monetary fluctuations;
- increased competition and its effect on the pricing of our products and services as well as our margins;
- the effectiveness of our risk management strategies, including operational risks, including, but not limited to, client, employee, or third-party fraud and security breaches; and
- other risks described in this presentation and other filings we make with the Securities and Exchange Commission ("SEC").

All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this presentation are made only as of the date hereof, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, unless required to do so under the federal securities laws. You should also review the risk factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 31, 2021, the Bank filed with the FDIC.

Non-GAAP Financial Measures

This presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). This financial information includes certain operating performance measures. Management has included these non-GAAP measures because it believes these measures may provide useful supplemental information for evaluating the Company's underlying performance trends. Further, management uses these measures in managing and evaluating the Company's business and intends to refer to them in discussions about our operations and performance. Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other companies. To the extent applicable, reconciliations of these non-GAAP measures to the most directly comparable GAAP measures can be found in the 'Non-GAAP Reconciliation Tables' included in the presentation.

2

You should assume that all numbers are unaudited unless otherwise noted.

Q1 2022 Highlights Capital/ Credit Credit metrics rema in pristine. There were no loans classified as nonperforming. ACL coverage ratio was 1.20% in line with pre pandemic levels.
On January 24, 2022 the Board of Directors approved a share

repurchase program for 750,000 shares of Class A common stock.

Th
ere we re no repurchases in the quarter.
Recovered $161k in default interest from a prior loan customer of the Bank.
Profitability Net income was $4.9 million or $0.24 per diluted share. Income tax expenses increased due to a one time adjustment to DTA of $300k. ROAA was 1.03% and ROAE was 9.75%. Efficiency ratio was 58.88%.
NIM was 3.22% and NII was $14.4 million, up $1.9 million or

15.3% compared to first quarter 2021.
Growth Deployed cash by growing loans and purchasing securities. Average deposits increased by $306.6 million or 22.8% compared to first quarter 2021.
Average loans excluding PPP increased by $217.4 million

or 22.7% compared to first quarter 2021.

Financial Results In thousands (except per share data) Balance Sheet (EOP) Income Statement Q1 2022 Q4 2021 Q1 2021 Total Securities $514,575 $524,200 $341,344 Total Loans ( $1,258,388 $1,190,081 $1,103,981 Total Assets $1,967,252 $1,853,939 $1,633,359 Total Deposits $1,713,294 $1,590,379 $1,404,231 Total Equity $192,039 $203,897 $170,4 25 Net Interest Income $14,379 $14,076 $12,475 Non interest Income $1,945 $2,644 $2,321 Revenue $16,324 $16,720 $14,796 Provision for Credit Losses $0 ($160) Non interest Expense $9,612 $9,319 $8,677 Net Income $4,854 $5,650 $4,781 Net Income available to common s stockholders $4,854 $5,650 $4,000 Diluted Earning Per Share (EPS) Class A Common Stock $0.24 $0.30 $0.78 Class B Common Stock $0.00 $0.00 $0.16 (1) Loan amounts include deferred fees/costs. (2) See footnote disclosure in the Non G
AAP table for common stock activity (redemption and exchange of preferred stock, IPO,
and exchange of Class B common stock) which impacted diluted EPS for Q1’22 and Q4’21.

Key Performance Indicators

Capital/ Credit

	Q1 2022	Q4 2021	Q1 2021
Tangible Common Equity/Tangible Assets[1]	9.76%	11.00%	8.47%
Total Risk Based Capital [2]	14.49%	14.92%	13.80%
NCO/Avg Loans [3]	-0.01%	-0.05%	-0.03%
NPA/Assets	0.00%	0.06%	0.04%
Allowance Credit Losses/Loans	1.20%	1.27%	1.36%

Profitability

	Q1 2022	Q4 2021	Q1 2021
Return On Average Assets (ROAA) [2]	1.03%	1.23%	1.23%
Return On Average Equity (ROAE) [2]	9.75%	11.08%	11.30%
Net Interest Margin [2]	3.22%	3.19%	3.35%
Efficiency Ratio	58.88%	55.74%	58.64%
PTPP ROAA [1][2]	1.42%	1.61%	1.58%

Growth

In thousands (except for TBV/share)

	Q1 2022	Q4 2021	Q1 2021
Total Assets (EOP)	$1,967,252	$1,853,939	$1,633,359
Total Loans (EOP)	$1,258,388	$1,190,081	$1,103,981
Total Deposits (EOP)	$1,713,294	$1,590,379	$1,404,231
Tangible Book Value/Share [1]	$9.60	$10.20	$27.05

[1] Non-GAAP Financial Measures. TBV/Share for Q1'22 and Q4'21, see footnote disclosure in the Non-GAAP table for common stock activity (redemption and exchange of preferred stock, IPO, and exchange of Class B common stock) which impacted TBV/share.
[2] Bank Holding Company was created in Q4 2021. As such, the capital ratios for Q1 2022 and Q4 2021 are for the Bank Holding Company while Q1 2021 is for the Bank only.
[2] Annualized.

5

Loan PortfolioIn millions$1,200$1,072$1,088$1,144$1,159$1,211$1,100$113$99$73$51$35 $1,000

$359 $984$1,071$118$1,176$900 $800 $700$600Q1 2021

Q2 2021 Q3 2021 Q4 2021 Q1 2022Loans (Excl PPP)PPP

LoansCommentaryTotal average loans excluding PPP

loans increased $68.9 million or 25.2% annualized compared to prior quarter and $217.4 million or 22.7% compared to first quarter

2021.Loan yields up slightly from prior quarters with

the loan coupon up 12bps from first quarter 2021 and 8bps from prior quarter PPP loans was $34.9 million in

the first quarter 2022, a decrease of $77.7 million from the first quarter 2021.Loan Yields5.00% 4.30%1.90%4.29%4.32%4.35%

4.50%0.48%0.28%0.32% 0.33%0.28%4.00%3.90%9.10%3.97%3.99%4.07%3.50%

3.00%2.50%2.00%1.50%1.00% 0.50%0.00%Q1

2021Q2 2021Q3 2021Q4

2021Q1 2022

Paycheck Protection Program (PPP)

3 successful rounds of PPP loans, originating $168.4 million. Forgiveness of the last round of PPP loans is in process.

In thousands (except for ROAA)

	Q1 2022	Q4 2021	Q1 2021
Pre-Tax Income	$6,712	$7,401	$6,279
Net Income	$4,854	$5,650	$4,781
Average Assets	$1,913,484	$1,828,037	$1,573,881
ROAA [(1)]	1.03%	1.23%	1.23%
of which			
PPP Income	$1,001	$978	$1,477
Unrealized PPP Fees EOP	$590	$1,506	$3,131
PPP Balance EOP	$24,646	$42,424	$113,949
PPP AVG. Balance	$34,901	$51,098	$112,625

SBA
PPP Loans

(1) Annualized.

7

Deposit Portfolio

Deposits (AVG)

In millions



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,344
$248
$569
$45
$482
$1,432
$236
$608
$52
$536
$1,477
$229
$628
$55
$565
$1,562
$228
$674
$56
$604
$1,650
$223
$736
$65
$626
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Non-interest-bearing deposits
Interest-bearing demand deposits
Money market and savings
Time deposits

Deposit Cost (1)



0.25%
0.25%
0.25%
0.25%
0.50%
0.34%
0.26%
0.22%
0.21%
0.20%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Deposit Cost
Fed Funds Rate (upper bound)

Commentary

- Average deposits increased $88.2 million or 22.9% annualized compared to prior quarter and $306.6 million or 22.8% compared to first quarter 2021.
- No wholesale deposits.
- DDA average deposits grew $22.4 million or 15.2% annualized compared to prior quarter and $144.0 million or 29.9% compared to first quarter 2021.
- DDA balances comprise 38.0% of total deposits at March 31, 2022.
- 14 bps decrease in deposit cost compared to first quarter 2021.

8

(1) Annualized.

Net Interest Margin Net Interest Income/Margin (1)In

thousands (except ratios)$16,0003.50%3.14%3.19%3.19%

3.22%$14,0003.19%3.10%

3.08%3.06%3.05%$12,000 $12,475$12,474$13,471$14,076$14,379$10,000 $8,000

$6,000 $4,000 $2,000

Q1 2021Q2 2021Q3 2021Q4

2021Q1 2022Net Interest IncomeNIMNIM

excluding PPP Loans Interest Earning Assets Mix (AVG)

100%5%7%6%5%5%90%23%24%24%28%28% 80%8%6%

5%3%2%70%64%63%65%64%65%

60%50%40%30%20% 10%0%Q1

2021Q2 2021Q3 2021Q4

2021Q1 2022Total Loans (excluding

PPP loans)PPP LoansInvestment SecuritiesCash

Balances & EquivalentsCommentary Net interest income increased by $303K or 8.7% annualized compared to last quarter and $1.9 million or 15.3% compared to first quarter 2021.NII growth

driven by lower deposit cost and higher interest income generated by a larger loan and investment portfolio.NIM impacted by shift in balance sheet mix. Cash balances and securities make up 33.1% of total interest earning assets in the first quarter 2022. (1) Annualized.9

Interest Rate Sensitivity

Loan Portfolio Repricing Profile by Rate Type



Hybrid ARM 7%
Variable Rate 51%
Fixed Rate 42%
25%
54%
21%
CMT
Prime
Libor

Loan Repricing Schedule Variable/Hybrid Rate Loans



36%
46%
13%
5%
0-1 yrs
1-2 yrs
2-3 yrs
> 3 yrs

Static NII Simulation Year 1 & 2



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1.18%
2.20%
4.16%
7.90%
$704
$1,311
$2,534
$4,814
+100
+200
+100
+200
Year 1
Year 2
Net Interest Income (in '000)
Change in NII (%)

As of 3/31/22

10

Non interest Income In thousands (except ratios) Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Service fees $900 $961 $856 $903 $889 Gain (loss) on sale of securities available for sale 21 35 (70) 187 Gain on sale of lo ans held for sale 334 107 532 23 964 Gain on sale of other assets 983 Loan settlement 161 2,500 Other income 529 558 399 403 406 Total non interest income $1,945 $2,644 $4,217 $1,516 $2,321 Average total assets $1,913,484 $1,828,037 $1,741,423 $1,660,060 $1,573,881 Non interest income / Average assets (1) 0.41% 0.57% 0.96% 0.37% 0.60% Revenue $16,324 $16,720 $17,688 $13,990 $14,796 Non interest income as % of revenue 11.91% 15.81% 23.85% 10.84% 15.69% Commentary $161k default interest recovery from a prior loan customer of the Bank. Gain on sale of loans up from prior quarter due to SBA 7a activity. (1) Annualized. 11

Non interest Expense In thousands (except ratios and FTE) Q1 2022 Q4 2021 Q3 2021 Q2 2021 Q1 2021 Salaries and employee benefits $5,875 $5,634 $5,313 $5,213 $5,278 Occupancy 1,270 1,267 1,192 1,411 1,387 Regulatory assessment and fees 213 93 317 195 178 Consulting and legal fees 517 539 357 373 185 Network and information technology services 387 268 358 332 508 Other operating 1,350 1,518 1,470 1,150 1,141 Total non interest expenses $9,612 $9,319 $9,007 $8,674 $8,677 Efficiency ratio 58.88% 55.74% 50.92% 62.00% 58.64% Average total assets $1,913,484 $1,828,037 $1,741,423 $1,660,060 $1,573,881 Non interest expens e / Average assets (1) 2.04% 2.02% 2.05% 2.10% 2.24% Full time equivalent employees 190 187 184 183 186 Commentary
Salaries and employee benefits increased primarily due to new hires,

increases in salary compensation, and seasonal increase
in payroll taxes 3 new hires were revenue producers. Consulting and legal fees contains $181k of one time expense related to the formation of the bank holding company. Absent this one time cost, the efficiency ratio would have been 57.78%. (1) Annualized. 12

Business Verticals EOP (in millions) PCG (1) HOA (2) BA (3) Global Yachts Deposits Q1 2022 $149 $74 $141 Q4 2021 $130 $68 $154 Q1 2021 $117 $79 $137 Loans Q1 2022 $62 $40 $67 $68 Q4 2021 $46 $39 $62 $80 Q1 2021 $29 $43 $46 $0 (1) JA/PCG: Jurist Advantage/Private Client Group. (2) HOA: Homeowners Association. (3) Does not include PPP Loans.

Asset Quality Allowance for Credit Losses In thousands (except ratios) $15,100 5.10% 1.40% 1.33% 1.31% 2.20% $15,050 1.36% 1.30% 1.27% 1.27% 1.20% $15,0 00 $15,009 $14,848 $14,900 $15,057 $15,074 $14,950 $14,900 $14,850 $14,800 $14,750 $14,700 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Allowance for credit loss ACL/Total loans ACL/Total loans excluding PPP loans Commentary
ACL coverage ratio is at 1.20% or 1.22% excluding PPP loans,

in line with pre
pandemic levels. No loans classified as non performing. No OREOs.
CECL modeling progressing as planned; initial results expected in Q2.
Non - performing Loans In thousands (except ratios)
$1,400 $678 $20 $1,190 $0 $1,200 0.06% 0.00% $18 0.10% 0.00%

$1,000 $228 0.00% $1,190 $800 $450 $600 $400 $200

$0 Q1 2021 Q2
2021 Q3 2021 Q4 2021 Q1 2022 Non accrual TDRs Non accrual loans less non accrual TDRs Non performing loans to total loans 14

Capital Capital Ratios Q1 2022 Q4 2021 Q1 2021 WellCapitalized

Leverage Ratio 9.47% 9.55% 8.57% 5.00% TCE/TA 9.76% 11.00%

8.47% NA Tier 1 Risk Based Capital 13.35% 13.70% 12.54%

8.00% Total Risk Based Capital 14.49% 14.92% 13.80%

10.00% Commentary All capital ratios remain significantly above

“well capitalized” guidelinesOn January 24, 2022,

the Board of Directors approved a share repurchase

program for 750,000 shares of Class A common stock. There were no repurchases in the quarter.Q1 2022 EOP Shares outstanding:

Class A Common Stock: 20,000,753 (1) Bank Holding Company

was created in Q4 2021. As such, the capital ratios for Q1 2022 and Q4 2021 are for the Bank HoldingCompany

while Q1 2021 is for the Bank only.(2) NonGAAP.

15

Takeaways Leading Franchise Located in one of the Most Attractive

Banking Markets in Florida and the U.S. Experienced and Tested

ManagementTeam Robust Organic Growth Low Risk, Commercially

Oriented Loan Portfolio Strong Asset Quality, with Minimal

Chargeoffs Experienced Since Recapitalization

Strong Profitability, with Pathway For Future Enhancement Identified

Core Funded Deposit Base with 38.3% NonInterestBearing Deposits (EOP)

Balanced Liquidity Profile –73.4% Loan / Deposit

Ratio to Support Future Loan Deployment16

Non
GAAP Reconciliation In thousands (except ratios) 3/31/2022

Pre
Tax Pre
Provision ("PTPP") Income: Net income$ 4,854 Plus: Provision for income taxes 1,858 Plus: Provision for (recovery, of) credit
losses PTPP income$ 6,712 PTPP Return on Aver
age Assets: PTPP income$ 6,712 Average assets$ 1,913,484

PTPP return on average assets 'I; 1.42% Operating Net Income: Net in
come$ 4854 Less: Net gains (loss es) on sale of securities 21

Less: Tax effect on sale of securities (5) Operating net income
$ 4.S
38 Operating PTPP Income: PTPP income$ 6,712 Less: Net

gains (losses) on sale of securities 21 Operating PTPP Income $ 6,691
Operating PTPP Return on Average Assets: Operating

PTPP income$ 6,691 Average assets$ 1,913,484 Operating

PTPP Return on aver
age as
sets;1; 1.42% Operating Return on Average Assets: Operating

net income$ 4,83S Average assets$ 1,913,484 Operating return on a
verage assets '1; 1.03% As of or for the three months ended 12/31/2021

9/30/2021 6/30/2021 3/31/2021 S 5,650$ 6,593$ 4,053$ 4
,781
1,751 2,088 1263 1,498 : : : QM S 7,401 $$,6S1$ 5,316$ 6,119

S 7,401$ 8,681$ 5216$ 6,119 S 1,828,037$ 1,741,423$ 1,660,060$

1
,573,881 1.61% 1.98% 1.28% 1.58% s 5,650 S 6,593 S 4,053 S

4,781 35 (70) 187 62 2L 17 &L Q5) S 5.624 S 6.646 S 3.912 S

4.734
S 7,40
1$$,6S1$ 5216$ 6,119 35 (70)_ 187 62 S 7,366$ 8,8751 $ 5,129$

6,057 S 7,366$ 8,751$ 5,129$ 6,057 S 1,828,037$ 1,741,423$ 1,66
0,060$ 1,573,881 1.60% 1.99% 1.24% 1.56% S 5,624$ 6,646$ 3,912$

4,734 S 1,828,037$ 1,741,423$ 1,660,060$ 1,5738SI 1.22% 1.51%
0.95% 1.22% (1) Annualized 17

Non
GAAP Reconciliation In thousands (except per share data) As

of and for the three mouths ended /I
\
3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Tangible

Book Value per Common Share (at period
end):' Total stockholders
' equity (GAAP) $ 192,039 $ 203,897 $ 201,918 $ 166,302

$ 170,425 Less: Intangible assets _ _ _ _ _ Less: Preferred

stock . .
. 24.616 32.077 Tangible stockholders' equity (non
GAAP) $ 192,039 $ 203,897 $ 201,918 $ 141,686 $ 138,34S Total

shares issued and
outstanding (at period
end): (?> Class A common shares 20,000,753 19,991,753 18,767,541

3,SS9,469 3,889,469 Class B common shares _ _ 1224212 1224,2
12 1224,212 Total common shares issued and outstanding

20,000,753 19,991,753 19,991,753 5,113,681 5,113,681
Tangible book value per common share (non
GAAP) $ 9.60 $ 1020 $ 10.10 $ 27.71 $ 27.05 Operating Net Income

Available to Common Stockholders:1,1 Net income (GAAP) $

4,8
54 $ 5,650 $ 6,593 $ 4,053 $ • « CO r ~ T Less: Preferred dividends 542 754 781 Less: E xchange and redemption of preferred shares _ _ 89.5S5 _ _ Net income (loss) available to common stockholders (GAAP) 4,854

5,6
50 (83,534) 3,299 4,000 Add back: Exchange and redemption of preferred shares _ _ S9.5S5 _ _ Operating net income avail,

to c
ommon stock (non
GAAP) $ 4,854 $ 5,650 $ 6,051 $ 3,299 $ 4,000 Allocation of operating net income per conation stock class: Class A common sto
ck $ 4,854 $ 5,650 $ 5,598 $ 2,509 $ 3,042 Class B common stock

$ $ $ 453 $ 790 $ 958 Weighted average shares outstandin
g: Class A common stock Basic 19,994,953 18,913,914 15,121,460

3,889,469 3,889,469 Diluted 20.109.783 19.023.6S6 15.187.729

3
.933.636 3.913.279 Class B common stock Basic _ _ 6,121,052

6,121,052 6,121,052 Diluted
6,121,052 6,121,052 6,121,052 Diluted E
PS:<7> <3) <4> Class A common stock Net income (loss) per

diluted share
(GAAP) $ 024 $ 030 $ (5.11) $ 0.64 $ 0.78 Add back: Exchange and redemption of preferred shares

5.48

Operating net income per diluted share (nonGAAP) $

024 $ 030 $ 037 $ 0.64 $ 0.78 Class B common stock Net income

(loss) per diluted share (GAAP) $ $ _ $ (1.02) $ 0.13 $ 0.16

Add back: Exchange and redemption of preferred shares

_ _ 1.09 _ _ Operating net income per diluted share (nonGAAP)

$ $ $ 0.07 $ 0.13 $ 0.16 1. The

Company believes these nonGAAP measurements

are a key indicator of die ongoing earnings power of die

Company 2. During the quarter ended September 30.2021.47.473 shares of Class C preferred stock and 11.061,552 shares of

Class D preferred stock converted into 1027S,072 shares of Class A common stock. Additionally, die Bank closed on die initial

public offering of its Class A common stock in July 27,2021.

in which it issued 4.600,000 shares of Class A common stock. As such, die total shares issued and outstanding

of Class A common stock was 18,767,541 shares at September

30,2021. 3. For die quarter ended September 30,2021, basic net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares outstanding would have beenantidilutive.

4. During the quarter ended December 31,2021, die Company entered into agreements with die Class B shareholdersto exchange

all outstanding Class B nonvoting stock for

Class A voting common stock at a ratio of 5 to 1. In calculating net income (loss) per diluted share for the prior quarters presented,

die allocation of operating net income available to common stockholders was base don the weighted average shares outstanding per common share class to the total weighted average shares outstanding during each period. The operating net income allocation was calculated using die weighted average shares outstanding of Class B common stock on asconverted basis. 18

Contact Information Lou de la AguileraPresident, CEO

& Director(305) 7155186 laguilera@uscentury.com

Rob AndersonChief Financial Officer (305) 7155393 rob.anderson@uscentury.com

Investor Relations InvestorRelations@uscentury.com19